                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 16, 2000


                               KOGER EQUITY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                  ---------------------------------------------
                  State or Other Jurisdiction of Incorporation)


         1-9997                                       59-2898045
--------------------------------------------------------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

    8880 FREEDOM CROSSING TRAIL
      JACKSONVILLE, FLORIDA                                 32256
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


                                 (904) 732-1000
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)

Item 5.  Other Events.

Koger Equity, Inc. announced today a major management reorganization involving staff reduction and the costs associated with this restructuring. For further information concerning this matter, see the Company's news release, dated June 16, 2000, which is Exhibit 99 to this Report and is incorporated herein by reference.

For more information on Koger Equity, Inc., contact the company at 904-732-1000 or visit its Web site at www.koger.com.

Item 7.   Financial Statements and Exhibits.

(c)       Exhibits

          Exhibit
          Number      Description of Exhibit
          ------      ----------------------
            99        Koger Equity, Inc. News Release, dated June 16, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                         KOGER EQUITY, INC.




           Dated:  June 16, 2000         By:      /S/Robert E. Onisko
                                               --------------------------------
                                                    Robert E. Onisko
                                         Title:   Chief Financial Officer

                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

     Exhibit
     Number        Description of Exhibit
     ------        ----------------------
       99          Koger Equity, Inc. News Release, dated June 16, 2000.